UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

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Hancock Fabrics, Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HANCOCK FABRICS, INC.

One Fashion Way

Baldwyn, Mississippi 38824

NOTICE OF 2012 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON JULY 20, 2012

To the Stockholders of Hancock Fabrics, Inc.:

NOTICE IS HEREBY GIVEN that the 2012 Annual Stockholders’ Meeting (the “Annual Meeting”) of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”) will be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, July 20, 2012 at 3:00 p.m. CST, or as soon thereafter as a quorum shall be present, for the following purposes:

1.          To elect four members of the Board of Directors to hold office until the next Annual Stockholders’ Meeting or until their respective successors have been elected and qualified. The nominees are Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin.

2.          To ratify the appointment of the accounting firm Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013.

3.          To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 25, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the principal office of the Company at least 10 days before the date of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 20, 2012: We generally provide our stockholders access to our proxy materials over the Internet instead of mailing them. On or about June 6, 2012, we expect to mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and any adjournments thereof. On the date of mailing, we will make our Proxy Statement, including this Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the year ended January 28, 2012 (collectively the “proxy materials”) publicly available on the Internet according to the instructions provided in the Notice.

If you receive the Notice by mail, you will not receive a printed copy of the proxy materials with the Notice. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including how to request a printed copy of the proxy materials. The Notice also will instruct you as to how you may submit voting instructions for your proxy over the Internet.

All stockholders are cordially invited to attend the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even though the stockholder has returned a proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. Driskell
Robert W. Driskell
Executive Vice President, Chief Financial Officer and Secretary

Baldwyn, Mississippi

May 29, 2012

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS FOR VOTING IN THE COMPANY’S PROXY STATEMENT OR IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

HANCOCK FABRICS, INC.

One Fashion Way

Baldwyn, Mississippi 38824

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”), of proxies, in the accompanying form, to be used at the 2012 Annual Stockholders’ Meeting to be held July 20, 2012, at 3:00 p.m. CST at the Company’s headquarters, One Fashion Way, Baldwyn, Mississippi, and any adjournments thereof (the “Annual Meeting”).

We generally provide our stockholders access to our proxy materials over the Internet instead of mailing them. On or about June 6, 2012, we expect to mail to all stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in connection with the solicitation of proxies by our Board of Directors (also referred to herein as the “Board”) for use at the Annual Meeting and any adjournments thereof. On the date of mailing, we will make our Proxy Statement, including this Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the year ended January 28, 2012 (collectively the “proxy materials”) publicly available on the Internet according to the instructions provided in the Notice.

If you receive the Notice by mail, you will not receive a printed copy of the proxy materials with the Notice. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials, including how to request a printed copy of the proxy materials. The Notice also will instruct you as to how you may submit voting instructions for your proxy over the Internet.

SOLICITATION AND VOTING PROCEDURES

Shares represented by valid proxies, received in time for use at the Annual Meeting and not revoked at or before the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock, par value $.01 per share (“common stock”), is necessary to constitute a quorum at the Annual Meeting.

Assuming the presence of a quorum, for Proposal No. 1 our Amended and Restated Certificate of Incorporation provides that the affirmative vote of a majority of common stock present in person or represented by proxy and entitled to vote is required to elect the directors. Our Amended and Restated Bylaws (the “Bylaws”) provide that an affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is necessary for approval of all other matters, including Proposal No. 2 to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year 2012 audit. All proxies will be voted as specified on the proxy cards or electronic voting instructions submitted by stockholders as long as the proxy is properly submitted in accordance with our voting procedures and is received by us before the close of voting at the Annual Meeting or any adjournment or postponement thereof. If no choice has been specified, a properly executed and timely proxy will be voted “For” the Board of Directors’ four nominees and “For” Proposal No. 2, which is described in detail elsewhere in this Proxy Statement.

To vote, stockholders may submit proxy voting instructions electronically by using the Internet and following the instructions provided on the Notice. In addition, a stockholder may vote by submitting a properly completed and signed proxy card by mail, or by attending the Annual Meeting and voting in person.

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With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. Abstentions will have the same effect as negative votes on Proposal No. 1 for the election of directors because they represent votes that are present, but not cast. Abstentions will not be counted as votes cast at the Annual Meeting with respect to Proposal No. 2 on the ratification of the Company’s independent registered public accounting firm and will have no effect on the result of the vote for Proposal No. 2. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner (i.e., in “street name”) does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. If the nominee broker properly and timely requests instructions from the beneficial owner and does not receive them, under applicable rules the broker has discretionary authority to vote on certain routine matters such as the ratification of the Company’s independent registered public accounting firm in Proposal No. 2 and therefore there are no broker non-votes for Proposal No. 2. Under applicable rules, nominee brokers will not have discretionary authority to vote or cast a proxy with respect to Proposal No. 1 at the Annual Meeting. Although broker non-votes are considered present for quorum purposes, they are not considered entitled to vote for purposes of Proposal No 1. and so have no effect on the outcome of Proposal No. 1.

The close of business on May 25, 2012 has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. As of May 25, 2012, the Company had 21,418,131 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding as of the close of business on the record date will be entitled to one vote for each share of common stock held. There is no cumulative voting for the election of directors.

The cost of soliciting proxies, including expenses in connection with preparing and mailing the Notice and this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses related to providing notice of the Annual Meeting, in forwarding proxy material to such beneficial owners and providing vote tabulation services. Solicitation of proxies by mail may be supplemented by telephone, telegram and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation.

REVOCABILITY OF PROXIES

You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation, requests for additional copies of the Annual Report and Proxy Statement and related correspondence to: Hancock Fabrics, Inc., One Fashion Way, Baldwyn, Mississippi 38824, Attention: Corporate Secretary. Requests for additional copies of the Annual Report for the year ended January 28, 2012, and Proxy Statement may also be made by calling the Company at (662) 365-6000.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of May 25, 2012 by (i) each person known to the Company to be the beneficial owner of more than five percent of our common stock, (ii) each director, (iii) each of the Named Executive Officers (as defined herein), and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted below, the address for each person listed in the table is the principal executive offices of the Company. No shares of common stock held by a director or officer has been pledged as security. The Company is not aware of any arrangements or pledge of common stock that could result in a change of control of the Company.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)

Aspen Advisors LLC (2) 152 West 57th Street New York, NY, 10019	6,668,075	26.5%

Carl E. Berg (3) 10050 Bandley Dr. Cupertino, CA 95014	6,265,400	25.0%

Lightpointe Communications, Inc. (4) 10050 Bandley Dr. Cupertino, CA 95014	3,648,400	14.6%

Berg & Berg Enterprises, LLC (5) 10050 Bandley Dr. Cupertino, CA 95014	2,617,000	12.2%

Trellus Management Company, LLC (6) 350 Madison Avenue, 9th Floor New York, New York 10017	1,948,454	8.6%

Kennedy Capital Management, Inc. (7) 10829 Olive Blvd. St. Louis, Missouri 63141	1,612,502	7.5%

Sam P. Cortez	130,000	*

Steven R. Morgan	961,900	4.5%

Steven D. Scheiwe	136,163	*

Neil S. Subin (8)	323,250	1.5%

Robert W. Driskell (9)	248,894	1.2%

Dennis Lyons	102,647	*

William A. Sheffield (9)	142,029	*

Susan Van Benten (9)	118,505	*

All Directors and Executive Officers as a Group (8 persons)	2,163,388	10.0%

*	Less than 1%.

(1)	Based on 21,418,131 shares of common stock outstanding as of May 25, 2012 and shares the beneficial owner has the right to acquire, which includes shares that may be acquired upon exercise of warrants and stock options vesting as of July 24, 2012. As of May 25, 2012, there are outstanding warrants for 9,485,600 shares, with an exercise price of $1.12, and stock options for 911,167 shares with a weighted average exercise price of $3.37.

(2)	This information is based on a Schedule 13D/A filed on January 12, 2011 by Aspen Advisors LLC (“Aspen Advisors”), Lenado, Capital Advisors, LLC, formerly known as Sopris Capital Advisors, LLC (“Lenado Advisors”), Lenado, Partners, Series A of Lenado Capital Partners, L.P., formerly known as Sopris Partners Series A, of Sopris Capital Partners, L.P. (“Lenado Partners”), Lenado Capital, LLC, formerly known as Sopris Capital, LLC (“Lenado Capital”), EnterAspen Limited (“EnterAspen”), Owl Creek Capital LLC (“Owl Creek”), SPV UNO, LLC (“SPV UNO”), SPV Quatro, LLC (“SPV Quatro”) and Nikos Hecht (each a “Reporting Person” and collectively the “Reporting Persons”). The Schedule 13D/A reported that each Reporting Person has the following powers to vote, direct the vote, dispose of or direct the disposition of shares of common stock:

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Reporting Person	Sole power to vote or direct the vote	Shared power to vote or direct the vote	Sole power to dispose of or direct the disposition of	Shared power to dispose of or direct the disposition of
Aspen Advisors	0	1,349,679	0	1,349,679
Lenado Advisors	0	5,143,859	0	5,143,859
Lenado Partners	0	3,383,930	0	3,383,930
Lenado Capital	0	3,808,678	0	3,808,678
EnterAspen	0	2,684,860	0	2,684,860
SPV UNO	0	174,537	0	174,537
Owl Creek	0	174,537	0	174,537
SPV Quatro	0	2,684,860	0	2,684,860
Nikos Hecht	0	6,668,075	0	6,668,075

The shares reported on Schedule 13D/A included 3,736,475 shares that may be issued pursuant to warrants. Of the shares reported as beneficially owned in this Schedule 13D/A, 3,383,930 shares are owned directly by Lenado Partners, 424,748 shares are owned directly by a private investment partnership with Lenado Capital as its general partner and Lenado Advisors as its manager, 174,537 shares are owned directly by SPV UNO, 2,684,860 shares are owned by EnterAspen, of which 1,349,679 are owned through an account managed by Aspen Advisors and of which 1,335,181 are owned through an account managed by Lenado Advisors. Lenado Capital is the general partner of Lenado Partners and the private investment partnership and, as such, may be deemed to share beneficial ownership of the Common Stock owned directly by such parties. Each of Aspen Advisors and Lenado Advisors is an Attorney−in−Fact of EnterAspen. Mr. Hecht is the managing member of each of Owl Creek, Aspen Advisors and Lenado Advisors and the sole member of the managing member of Lenado Capital. As the managing member of Owl Creek, SPV Quatro and Lenado Advisors, the sole member of the managing member of SPV UNO, Aspen Advisors and Lenado Capital and the owner, directly or indirectly, of a majority of the membership interests in each of Owl Creek, SPV UNO, SPV Quatro, Lenado Capital, Aspen Advisors and Lenado Advisors, Mr. Hecht may be deemed to be the controlling person of Owl Creek, SPV UNO, SPV Quatro, Lenado Capital, Aspen Advisors and Lenado Advisors, and through Lenado Capital, Lenado Partners and the private investment partnership. Each of Aspen Advisors and Lenado Advisors, as investment manager for their respective private clients, and with respect to Lenado Advisors, also as investment manager for Lenado Partners and the private investment partnership, has discretionary investment authority over the Common Stock held by their respective private clients and Lenado Partners and the private investment partnership, as applicable. Accordingly, Mr. Hecht may be deemed to be the beneficial owner of the Common Stock held by Lenado Partners, the private investment partnership, SPV UNO, SPV Quatro and the private clients of Aspen Advisors and Lenado Advisors, including EnterAspen. Each of Lenado Advisors and Lenado Capital disclaims any beneficial interest in the Common Stock owned by the accounts managed by Lenado Advisors and Aspen Advisors. The principal business office of Aspen Advisors is 152 West 57th Street, New York, NY, 10019. The principal business office of EnterAspen is First Caribbean House, 4th Floor, P.O. Box 487, Grand Cayman, Cayman Islands, KY1−1106. The principal business office of each of Lenado Partners, Lenado Capital, Lenado Advisors, Owl Creek, SPV UNO, SPV Quatro and Mr. Hecht is 314 S. Galena Street, Suite 300, Aspen, CO 81611.

(3)	Includes 2,617,000 shares which are held by Berg & Berg Enterprises, LLC and warrants for 3,648,000 shares which are held by Lightpointe Communication, Inc., both of which Mr. Berg reports as indirectly owned.
(4)	Represents warrants for 3,648,400 shares which Lightpointe Communications, Inc. has the right to acquire upon exercise of the warrants.
(5)	The information as to beneficial ownership is based on a Schedule 13G/A filed by Berg & Berg Enterprises, LLC with the SEC on February 10, 2010, reflecting beneficial ownership of the Company’s common stock.

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(6)	This information is based on a Schedule 13G/A filed on February 14, 2012 by Trellus Management Company, LLC (“Trellus”), Trellus Partners, L.P. (“Trellus Partners”), Trellus Partners II, L.P. (“Trellus Partners II”), Trellus Offshore Fund Limited (“Trellus Offshore”) and Adam Usdan. The Schedule 13G/A reported that, as of December 31, 2011, (i) Trellus had shared power to vote or direct the vote of 1,948,454 shares and shared power to dispose of or direct the disposition of 1,948,454 shares; (ii) Trellus Partners had shared power to vote or direct the vote of 1,138,126 shares and shared power to dispose of or direct the disposition of 1,138,126 shares; (iii) Trellus Partners II had shared power to vote or direct the vote of 70,046 shares and shared power to dispose of or direct the disposition of 70,046 shares; (iv) Trellus Offshore had shared power to vote or direct the vote of 621,482 shares and shared power to dispose of or direct the disposition of 621,482 shares; and Mr. Usdan had shared power to vote or direct the vote of 1,948,454 shares and shared power to dispose of or direct the disposition of 1,948,454 shares. The shares reported on Schedule 13G/A include 1,306,400 shares that may be issued pursuant to warrants.
(7)	The information as to beneficial ownership is based on a Schedule 13G filed by Kennedy Capital Management, Inc. with the SEC on February 14, 2012, reflecting sole voting power or to direct the vote of 1,490,066 shares and sole power to dispose or to direct the disposition of 1,612,502 shares.
(8)	Includes 233,250 shares held by Broadbill Investment Corp. which Mr. Subin reports as indirectly owned.
(9)	Includes 131,247 shares, 57,393 shares and 22,917 shares which Mr. Driskell, Mr. Sheffield and Ms. Van Benten, respectively, have the right to acquire upon exercise of stock options on or before July 24, 2012.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information as of January 28, 2012, with respect to the compensation plan under which shares of the Company’s common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)

Equity compensation plans approved by security holders	933,366	$3.48	3,152,789

(1)	These securities include shares available under the Company’s 2001 Stock Incentive Plan.

On March 4, 2001, the Board adopted, and the stockholders subsequently approved, the 2001 Stock Incentive Plan (the “2001 Plan”).  The 2001 Plan provides for the award of long-term incentives to those key employees and directors who make substantial contributions to the growth of the Company and to retain them in the employ of the Company or its subsidiaries by providing opportunities for ownership of the Company’s common stock.  The 2001 Plan provides for the issuance of Nonqualified Stock Options (NSO’s) and awards of restricted stock, stock appreciation rights and restricted stock units.  Shares available under the 2001 Plan may be awarded until March 4, 2021.

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 The 2001 Plan is administered by the Stock Plan Committee (the “Committee”) selected by the Board of Directors which must consist of two or more directors of the Company who are “outside directors” as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  All members of the Management Review and Compensation Committee currently serve as the Stock Plan Committee. The provisions of the 2001 Plan, and all actions and transactions under and pursuant to it, are intended to comply with all applicable conditions of rules promulgated under Section 16 of the Exchange Act, or its successors, with respect to reporting persons, including the Company’s executive officers.  The aggregate number of shares of common stock of the Company that may be issued or reserved for issuance pursuant to the 2001 Plan may consist, in whole or in part, of authorized but unissued shares or shares reacquired by the Company (and not reserved for any other purpose) and shares subject to any previous award under the 2001 Plan that have been forfeited.  The 2001 Plan contains antidilution provisions, allowing for adjustments in the number of shares that may be issued under the plan, as well as the number and type of securities subject to outstanding awards and the exercise prices of outstanding options, in case of stock dividends and other changes in the Company’s capital structure.

 As originally approved, the 2001 Plan provided for 2,800,000 shares available for issuance and on June 9, 2005 the stockholders approved an increase in the authorized shares to 3,150,000.  Additionally, the 2001 Plan was amended and restated pursuant to the Company’s Plan of Reorganization, effective August 1, 2008, to increase the aggregate number of shares authorized for issuance by 3,150,000, to award each non-employee director installed pursuant to the Plan of Reorganization 50,000 shares of restricted stock, to allow non-employee directors to receive restricted stock and stock options, and to allow directors to elect to receive fees as restricted shares instead of cash.  Under the 2001 Plan, as amended and restated, the total number of shares available for issuance is 6,300,000.  On April 16, 2009 the Committee approved an amendment to the 2001 Plan to provide for the issuance of stock options under the terms of the Long-Term Incentive Plan.  In general, the Long-Term Incentive Plan provides for the granting of equity with vesting over three years, conditional on achieving annual performance goals as determined by the Board of Directors.  If the goals are not achieved, the shares available for vesting that year are forfeited.

RELATED PARTY TRANSACTIONS

As part of the Company’s issuance of promissory notes (the “Notes”) on August 1, 2008 in connection with the Company’s emergence from bankruptcy, certain members of the Official Committee of Equity Holders of the Company who were “related persons,” as defined in Item 404 of Regulation S-K, participated in a Backstop Arrangement (“Backstop”) in which each party agreed to purchase all of the Notes not purchased during the offering. The Backstop provided for an additional 3,750 warrants to purchase the Company’s common stock to be issued to each participant. The Notes purchased and the warrants issued to each related person are detailed below.

Carl E. Berg– Former Non-executive Chairman of the Company’s Board, and beneficial owner of more than 10% of the Company’s common stock through either controlling or majority interest and/or controlling investment management in the following entities: Berg & Berg Enterprises, LLC and Lightpointe Communications, Inc.

Mr. Berg participated in the Backstop in the following manner:

Notes purchased: 7,503

Purchase amount: $7,503,000

Common stock warrants issued: 9,121

Stockholder’s shares underlying warrants: 3,648,400

Nikos Hecht – Beneficial owner of more than 10% of the Company’s common stock through either controlling or majority interest and/or controlling investment management in the following entities: Lenado, Capital Advisors LLC; Lenado, Partners Series A, Lenado Capital, LLC; Aspen Advisors LLC; EnterAspen Ltd.; The Richmond Fund LP.

Mr. Hecht participated in the Backstop in the following manner:

Notes purchased: 7,724

Purchase amount: $7,724,000

Common stock warrants issued: 9,341

Stockholder’s shares underlying warrants: 3,736,400

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During the fiscal years ended January 28, 2012 and January 29, 2011, interest was paid on the Notes beneficially owned by Mr. Berg and Mr. Hecht.

The Company does not have any other transactions with related parties.

In accordance with the Company’s Code of Business Conduct and Ethics, any transaction with a related person requires prior approval from the Company’s Chief Executive Officer.

Directors, Executive Officers and Corporate Governance

Each director of the Company is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. Under our Bylaws, the size of the Board of Directors is established by resolution of the Board and is currently set at five directors. We have four directors currently in office, and one vacancy that has not yet been filled. Our Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of stockholders or until his or her successor is elected and qualified. The Board of Directors elects officers annually and their terms of office are at the discretion of the Board.

Set forth below are the name, age, positions held with the Company and business experience during the past five years of each nominee for director of the Company.

Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven R. Morgan	60

President and Chief Executive Officer of the Company since October 17, 2011, interim President and Chief Executive Officer of the Company from January 28, 2011 – October 17, 2011 and a director of the Company since June 2010. Mr. Morgan served as Chair of the Board of Directors’ Audit Committee from June 2010 to January 2011 and served as a member of the Board’s Management Review and Compensation Committee from June 2010 to October 2011 and Nominating and Corporate Governance Committee from June 2010 to December 2011. Mr. Morgan is an Operating Partner with Verite Capital Partners, a private equity and consulting firm. Formerly, he was President of GameStop Corporation from 2005 to 2008, a fortune 500 company, and held the position of President of North American Operations at Electronic Boutiques, as well as President of EB Games-Canada. Mr. Morgan has also served as a director of Movie Gallery, Inc., a home entertainment specialty retailer and held various senior executive roles with May Department Stores and Federated Department Stores-where he began his retail career.

Mr. Morgan’s thirty plus years of retail experience and board service complements that of other members and makes him a valuable member of the Board of Directors. Mr. Morgan’s current position as Chief Executive Officer of the Company also provides valuable insight to the Board on day-to-day operations of our company.

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Name	Age	Office Presently Held and Business Experience During the Last Five Years

Sam P. Cortez	48

A director of the Company since August 2008, Mr. Cortez serves on the Board’s Audit Committee, the Nominating and Corporate Governance Committee and is the Chair of the Management Review and Compensation Committee. He is currently the principal of KCL Development LLC, a provider of corporate finance advisory services, a position he has held since 2003. He is also a director and member of the audit and compensation committees of Delta Apparel, Inc., an international company that features branded and private label active wear, and has held those positions since November 2010. He was formerly a director, audit committee chair, and member of the compensation and budget committees of World Waste Technologies, Inc., a development stage technology company, from 2005 to 2009.

Mr. Cortez has experience providing business consulting and corporate financial advisory services, as well as substantial investment banking experience, and also previous board service with other companies, including the audit and compensation committees of such boards. Mr. Cortez’s business experience and financial background are truly beneficial to the Board of Directors. These experiences qualify him well to serve on the Audit Committee, the Management Review and Compensation Committee, and the Governance Committee of the Board of Directors.

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Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven D. Scheiwe	51

The Non-executive Chairman of the Company since August 2009 and a director of the Company since August 2008, Mr. Scheiwe serves on the Board’s Audit Committee, which he Chairs, and the Board’s Management Review and Compensation Committee and Nominating and Corporate Governance Committee. He is currently the President of Ontrac Advisors, Inc., which provides analysis and business management services to public and private entities, a position he has held since 2001. He is also a director and member of the audit and compensation committees of FiberTower Corporation, a wireless backhaul services provider, and has held those positions since 2006. He is currently a director and chairman of the nominating and corporate governance committee of Primus Telecommunications Group, Inc., an integrated facilities-based communications services provider (“Primus”), which positions he has held since August 2010, and previously served as a member of Primus’ compensation committee. He also serves as a director and member of the restructuring committee of Inner City Media Corporation, serves as a director and member of the audit and compensation committees of Xstelo Holdings, Inc. the successor to Footstar, Inc. and WMI Holding, Corp., formerly Washington Mutual, Inc. Mr. Scheiwe formerly served as a director of Movie Gallery, Inc., Footstar, Inc., Zemex Minerals Group, Inc., American Restaurant Group, Inc., Friedman’s, Inc. and General Chemical Industrial Products, Inc.

Mr. Scheiwe has extensive business management experience with both public and private companies. Mr. Scheiwe also has served on the boards of several organizations of varying sizes. Mr. Scheiwe’s business management experience and experience serving on various audit, nominating and corporate governance and compensation committees are a valuable asset to the Board of Directors of the Company and qualifies him well to serve on the Audit, Management Review and Compensation, and Nominating and Corporate Governance Committees of the Board of Directors.

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Name	Age	Office Presently Held and Business Experience During the Last Five Years

Neil S. Subin	47

A director of the Company since August 2009, Mr. Subin serves on the Audit and Management Review and Compensation Committees, and Chairs the Nominating and Corporate Governance Committee of the Board of Directors. He is President and Managing Director of Trendex Capital Management, a position he has held since 1992 and Chairman of Broadbill Investment Partners, LP, firms focusing primarily on private investments. He has also been a director and member of the audit and compensation committees of Primus Telecommunications Group, Inc., since July 2009, a director of Institutional Financial Markets, Inc. since December 2010, a director of Phosphate Holdings, Inc. since November 2010, and a director and member of the audit committee of Federal Mogul Corporation, since January 2008. Mr. Subin formerly served as a director and member of the compensation committee of Movie Gallery, Inc. and as a director of FiberTower Corporation.

Mr. Subin has considerable experience and insight regarding private investments in public companies and has provided the Board of Directors with a valuable and balanced perspective. Additionally, Mr. Subin’s experience serving on other boards and on the audit and compensation committees of such boards is a great contribution to the Board of Directors of the Company and well qualifies Mr. Subin to serve on the Audit, Management Review and Compensation, and Nominating and Corporate Governance Committees of the Board of Directors.

Set forth below are the name, age, position and business experience of each executive officer of the Company.

Name	Age	Office Presently Held and Business Experience During the Last Five Years

Steven R. Morgan	60	President and Chief Executive Officer of the Company since October 17, 2011, interim President and Chief Executive Officer of the Company from January 28, 2011 – October 17, 2011 and a director of the Company since June 2010. For additional information concerning Mr. Morgan, see above.

Robert W. Driskell	37	Executive Vice President since June 2009, Chief Financial Officer and Secretary since February 2008. Sr. Vice President from February 2008 to June, 2009. Formerly Chief Financial Officer, from January 2005 to January 2008, of Reeves Williams, LLC, a residential real estate developer. Formerly Audit Manager with KPMG, LLP.

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Name	Age	Office Presently Held and Business Experience During the Last Five Years

Dennis Lyons	48	Senior Vice President – Store Operations since January 2012. Formerly, Senior Vice President – Store Operations with Books-a-Million from May 2004 to January 2012. Vice-President Sales and Operations with Footstar Athletic Corporation July 2001 to May 2004.

Susan Van Benten	57	Senior Vice President – Merchandising since September 2010. Formerly Senior Vice President General Merchandising with Books-a-Million from May 2008 to September 2010. Vice President/Divisional Merchandise Manager with Michael’s Store for product categories including crafts and home accents, from March 2005 to March 2008.

William A. Sheffield	65	Senior Vice President – Distribution since December 2000 and Vice President – Distribution from June 1996 to December 2000.

There are no family relationships among any of our officers and directors.

Director Independence

The Board of Directors has reviewed the relationships between the Company and each of its directors and has determined that all of the directors were “independent” during the fiscal year ended January 28, 2012 (“Fiscal 2011”) other than Mr. Steven R. Morgan. Effective with the former Company President and Chief Executive Officer’s termination on January 28, 2011, Steven R. Morgan was elected by the Board to serve as the Company’s interim President and Chief Executive Officer and can no longer be considered “independent” as of that date. Mr. Morgan was appointed by the Board on October 17, 2011 to serve as the Company’s President and Chief Executive Officer effective on that date. The Board of Directors has affirmatively determined that no director, other than Mr. Morgan had or has a material relationship with the Company during the current fiscal year. In making this determination, the Board has broadly considered all relevant facts and circumstances. In addition, the Board has adopted as specific independence requirements (a) the independence requirements of applicable law and any securities exchange upon which the Company elects to have its stock listed, (b) the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, (collectively, the “Independence Standards”), which are available on the Company’s website at www.hancockfabrics.com under the “Investor Relations – Corporate Governance” link.

With respect to any relationship that is not covered by the categorical Independence Standards, the members of the Board who satisfy the requirements of the Independence Standards will evaluate such relationship and make a determination, based on all relevant facts and circumstances, as to whether or not the relationship is material, and therefore whether the director who has the relationship will be considered independent. The Company will disclose and explain the basis for any determination that such a relationship is not material in its next proxy statement following such a determination, as applicable. Similarly, the Company will disclose and explain the basis for any determination of independence for a director who does not satisfy the categorical Independence Standards.

Board of Directors

The Board of Directors holds regular meetings on a quarterly basis and on other occasions when required by special circumstances. The Board of Directors held seven meetings during Fiscal 2011. The Board of Directors delegates certain of its functions to its standing Audit Committee, Management Review and Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. All of the directors attended at least 75% of the meetings of the Board and of all committees on which he served. The Company does not have a policy regarding directors’ attendance of the annual meetings of stockholders. All four of the directors attended the prior year’s annual meeting of stockholders.

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Steven D. Scheiwe has served as the Non-executive Chairman of the Board since August 4, 2009. The roles of the Non-executive Chairman and the Chief Executive Officer are very distinct. The Chief Executive Officer is responsible for oversight of the day-to-day operations and business affairs of the Company, including the business conducted by the employees, managers and officers of the Company. The Non-executive Chairman of the Board is responsible for leading the Board of Directors in its duty to oversee the management of the business and affairs of the Company and ensuring that he and the other directors act in the best interest of the Company and its stockholders. The Non-executive Chairman of the Board also presides over executive sessions of the Board. The Board of Directors held four executive sessions during Fiscal 2011. The Board believes this leadership structure has enhanced the Board’s oversight of, and independence from, Company management and the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders, including risk oversight of the Company.

Risk oversight of the Company is the responsibility of the Board of Directors. It administers this oversight function by evaluating various components of risks to the Company at each meeting of the Board. The current leadership structure of the Board of Directors is appropriate for the Company and facilitates careful oversight of risk for the Company. The structure of the Board of Directors provides strong oversight by those directors that meet the Company’s Independence Standards, with such directors meeting frequently in executive sessions of the Board of Directors without management. These executive sessions allow the Board of Directors to review key decisions and discuss matters in a manner that is independent of senior management.

Committees of the BOARD OF DIRECTORS

Audit Committee. The Audit Committee of the Board of Directors, which operates pursuant to a charter adopted by the Board of Directors, is charged with oversight of the Company’s accounting and financial reporting process, system of internal controls and the audits of its financial statements. The Audit Committee also assists the Board in monitoring the integrity of the Company’s financial statements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function, the Company’s compliance with laws and regulations and with the Code of Business Conduct and Ethics. The Audit Committee has sole authority for the appointment or replacement and pre-approval of the services and fees of the Company’s independent auditors (see “Principal Accountant Fees and Services”). The Audit Committee is currently composed of Steven D. Scheiwe (Chair), Sam P. Cortez and Neil S. Subin. The Board of Directors has determined that each member of the Audit Committee meets its Independence Standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), and that Mr. Scheiwe qualifies as a financial expert as defined in rules promulgated by the SEC under the Exchange Act, as interpreted by the Board.  The Audit Committee met seven times during Fiscal 2011.

In order to ensure the integrity of the Company’s financial reports, the Audit Committee welcomes and encourages employees to report directly to it any practice, policy or act that could impair the integrity of the Company’s financial records or reports. If any employee has information that would be beneficial to the Audit Committee in fulfilling its oversight responsibilities, he or she is encouraged to contact the Audit Committee at the address below. The identity of any employee submitting information to the Audit Committee will be held in confidence, as required by the Sarbanes-Oxley Act.

Audit Committee

Steven D. Scheiwe

4407 Manchester Ave., Ste. 204

Encinitas, CA 92024

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Management Review and Compensation Committee. The Management Review and Compensation Committee of the Board of Directors (“Compensation Committee”), which operates pursuant to a charter adopted by the Board of Directors, is charged with responsibilities relating to the evaluation and compensation of the Company’s officers and employees, including establishing compensation plans, evaluating the performance of and determining and approving the compensation of the CEO and other senior executives of the Company, administering the Company’s retirement plans, 2001 Plan and other incentive compensation program, and making recommendations to the Board respecting policies of the Board related to those plans. The Compensation Committee is currently composed of Sam P. Cortez (Chair), Steven D. Scheiwe and Neil S. Subin, all of whom met the Independence Standards established by the Board of Directors for Fiscal 2011. Effective with Mr. Morgan’s appointment as the Company’s President and Chief Executive Officer on October 17, 2011, he immediately resigned as a member of the Compensation Committee. The Compensation Committee met four times during Fiscal 2011.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the Board of Directors, which operates pursuant to a charter adopted by the Board of Directors, recommends nominees for election to the Board by the stockholders at the annual meeting, evaluates and reports to the Board of Directors on CEO performance and management succession and makes recommendations to the Board of Directors regarding corporate governance matters and practices. The Nominating and Corporate Governance Committee is currently composed of Neil S. Subin (Chair), Sam P. Cortez, and Steven D. Scheiwe, all of whom met the Independence Standards established by the Board of Directors for Fiscal 2011. Steven R. Morgan resigned from the Nominating and Corporate Governance Committee effective December 16, 2011. The Nominating and Corporate Governance Committee met once during Fiscal 2011.

Compensation of Directors

The following table shows the compensation paid for Fiscal 2011 to the members of the Board who were not employed by the Company or any of its subsidiaries (“non-employee directors”). Mr. Morgan did not receive fees for serving as a director of the Company subsequent to being named President and Chief Executive Officer on October 17, 2011. His compensation for Fiscal 2011 is reported in the “Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
(a)	(b)	(c)	(h)
Sam P. Cortez	$98,250	$23,200	$121,450
Steven D. Scheiwe	$132,000	$23,200	$155,200
Neil S. Subin	$79,500	$23,200	$102,700

(1)	As provided in the Company’s 2001 Plan, as amended and restated, directors Cortez, Scheiwe and Subin were each awarded 20,000 shares of restricted stock on August 4, 2011, all of which vest over three years. The amounts shown reflect the aggregate grant date fair value of these awards as determined pursuant to ASC 718. For additional information concerning the 2001 Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans” above.

During Fiscal 2011, each eligible director earned annually a base director fee of $55,000 and a chair fee of $20,000, $15,000 or $10,000 for chairing the Board, Audit and Management Review and Compensation Committees, respectively. Non-chair members of the Audit and Management Review and Compensation Committees receive $5,000 annually for membership fees. During 2011, directors Cortez and Scheiwe received additional fees of $30,000 and Subin received an additional fee of $20,000 for their services on the board that were beyond the scope of typical director services. Each non-employee director could elect, at the beginning of a term, to receive all or a portion of the base director fee, chair and committee fee in restricted shares based on the market price on the date of election. Restrictions on these shares lapsed ratably over the next 12 months. Directors not electing to receive base director fees, chair and committee fees in stock were paid in cash on a quarterly basis. The directors elected to receive 100% of their base and chair fees in cash for the term that began in December, 2011.

As of January 28, 2012, each non-employee director held the number of outstanding and unvested shares reflected in the table below.

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Director	Number of Shares or Units of Stock that have not Vested (#)
Sam P. Cortez	35,000
Steven D. Scheiwe	35,000
Neil S. Subin	42,500

nomination of Directors

The Nominating and Corporate Governance Committee of the Board, or, in its absence the members of the Board of Directors meeting the Board’s Independence Standards, selects nominees for election as directors. The independent members of the Board of Directors or the Nominating and Corporate Governance Committee, as the case may be, review and evaluate candidates submitted by directors, management and by the Company’s stockholders. They identify Board candidates based upon both their criteria for evaluation and the candidate’s previous service on the Board. Additionally, they may use the services of a search company in identifying nominees. Although they have not determined specific minimum qualifications for nominees, they evaluate candidates based upon:

•	character, personal and professional ethics, integrity and values;
•	executive level business experience and acumen;
•	relevant business experience or knowledge (although preference may be shown for experience in or knowledge of specialty retail industries, it is not a prerequisite);
•	skills and expertise necessary to make significant contributions to the Company, its Board and its stockholders;
•	business judgment;
•	availability and willingness to serve on the Board;
•	our Independence Standards;
•	potential conflicts of interest with the Company or its stockholders taken as a whole; and
•	accomplishments within the candidate’s own field.

The Committee believes that the Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and evolving needs of the business. The Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company’s business. The Committee believes that each of the nominees also has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, backgrounds, experience, and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

The Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, but the Committee strives to nominate Directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate breadth of talent, skills and expertise to oversee the Company’s business.

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Stockholder Nominations. Nominations of individuals for election to the Board at any meeting of stockholders at which Directors are to be elected may be made by any Company stockholder entitled to vote for the election of Directors at that meeting by complying with the procedures set forth in Article I, Section 7 of the Company’s Bylaws. Section 7 of the Bylaws provides that notice of proposed stockholder nomination must be given to the Secretary of the Company at the Company’s principal executive offices not less than 30 days prior to the meeting at which Directors are to be elected, unless the notice of meeting or public disclosure of the date of the meeting is given less than 40 days prior to the meeting, in which case the notice of nomination must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which the notice of meeting was first mailed to Company stockholders or such public disclosure otherwise was made. The notice of nomination must contain information about each proposed nominee, including age, address, principal occupation, the number of shares of stock of the Company beneficially owned by such nominee, and such other information as would be required to be disclosed under the Exchange Act in connection with the solicitation of proxies for the election of Directors and must include each such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Information must also be disclosed by and about the stockholder proposing to nominate that person. The chairman of a stockholder meeting may refuse to acknowledge any nomination not made in compliance with the foregoing procedures.

A nominee submitted to the Company by a qualified stockholder must satisfy the minimum qualifications for Director described above. In addition, in evaluating stockholder nominees for inclusion in the Board’s slate of nominees, if any, the Board and the Nominating and Corporate Governance Committee may consider any relevant information, including: the factors described above; whether there are or will be any vacancies on the Board; the size of the nominating stockholder’s Company holdings and the length of time such stockholder has owned such holdings; whether the nominee is independent of the nominating stockholder and able to represent the interests of the Company and its stockholders as a whole; and the interests and/or intentions of the nominating stockholder

In general, the Board of Directors will evaluate a candidate identified by a stockholder using the same standards as it uses for candidates it identifies. Before recommending a stockholder’s candidate, the Board of Directors may also:

•	consider whether the stockholder candidate will significantly add to the range of talents, skills and expertise of the Board;
•	conduct appropriate verifications of the background of the candidate; and
•	interview the candidate or ask the candidate for additional information.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder or interested party communications with an individual director, the non-management directors as a group, the Non-executive Chairman of the Board, or the Board of Directors as a group should be addressed to “Hancock – Director Communications,” ATTN: Steven D. Scheiwe, 4407 Manchester Ave., Suite 204, Encinitas, CA 92024.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

The Company has a code of ethics that applies to all employees of the Company, including the chief executive officer and senior financial officers. The following corporate governance materials are available free of charge in the “Investor Relations – Corporate Governance” section of the Company’s website at www.hancockfabrics.com. We will also provide copies of these documents upon request, free of charge.

•	Code of Business Conduct and Ethics;
•	Charters of the Audit Committee, Management Review and Compensation Committee and Nominating and Corporate Governance Committee.

The Company will post any material amendments or waivers to the Code of Business Conduct and Ethics to its website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Copies of such reports must also be furnished to the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended January 28, 2012, all Section 16(a) filing requirements were met with the following exception: Mr. Lyons was late with his initial filing upon joining the Company on January 9, 2012.

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Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by Burr Pilger Mayer, Inc. (“BPM”), the Company’s independent auditor, in the fiscal years ended January 28, 2012 and January 29, 2011, respectively, were as follows (in thousands):

	Year Ended January 28, 2012	Year Ended January 29, 2011
Audit Fees(1)	$300	$535
Audit-Related Fees	30	10
Tax Fees	-	-
All Other Fees	27	1
Total	$357	$546

(1) Reflects fees billed including actual fees paid to date and fees anticipated.

For purposes of the above table, in accordance with the rules and regulations promulgated by the SEC, “Audit Fees” are fees billed to the Company for professional services for the audit of the Company Consolidated Financial Statements included in Form 10-K and review of financial statements included in Forms 10-Q, or for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements. “Audit Related Fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements. “Tax fees” are fees billed for tax compliance, tax advice, and tax planning. “All Other Fees” are fees related to filings on Forms S-1 and S-8, and assistance with SEC correspondence.

The Audit Committee pre-approves all services performed by the Company’s independent auditors in accordance with the Company’s Audit Committee Pre-Approval Policy. The Pre-Approval Policy requires that any audit or non-audit services performed by the Company’s independent auditors receive either specific or appropriate general pre-approval by the Audit Committee. In addition, any service performed by the independent auditors that exceeds a pre-determined fee level is required to receive specific pre-approval by the Audit Committee. The Company’s independent auditor is permitted to provide audit, audit-related, tax, and other services as detailed in the Pre-Approval Policy. The Company’s independent auditor is prohibited from performing certain non-audit services detailed in the policy. The Audit Committee pre-approved 100% of the services described above.

AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the financial statements in the Annual Report on Form 10-K for the year ended January 28, 2012, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with BPM, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with BPM the matters required to be discussed by Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in rule 3200T. The Audit Committee has received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding BPM’s communications with the Audit Committee concerning independence, and has discussed with BPM their independence. The Audit Committee also considered the compatibility of non-audit services with BPM’s independence.

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The Audit Committee discussed with BPM the overall scope and plans for their audit. The Audit Committee meets with BPM, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 28, 2012, for filing with the SEC. The Audit Committee and the Board approved the selection of BPM as the Company’s independent registered public accounting firm for Fiscal 2011 and has approved the retention of BPM as the principal accounting firm to be used by the Company throughout the 2012 fiscal year.

Steven D. Scheiwe, Chair

Sam P. Cortez

Neil S. Subin

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth information relating to all compensation awarded to, earned by or paid by us for our past two fiscal years to our chief (principal) executive officer and each of our two other highest paid executive officers. We refer to these officers as the “Named Executive Officers”.

SUMMARY COMPENSATION TABLE- FISCAL 2011 AND 2010

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)(1)	Option Awards($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonquali- fied Deferred Compensa- tion Earnings ($)(2)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Steven R. Morgan, President and Chief Executive Officer(3)	2011	470,192	—	366,057	—	—	—	136,412	972,661

Robert W. Driskell, Executive Vice President and Chief Financial Officer	2011 2010	245,769 226,461	— —	— —	` — —	— —	— —	— —	245,769 226,461

Susan Van Benten, Senior Vice President – Merchandising (4)	2011 2010	200,000 70,648	— 31,923	— 36,250	— 64,964	— —	— —	48,639 —	248,639 203,785

(1)	The amounts shown do not reflect compensation actually received by the Named Executive Officers. Instead, the amounts shown as Stock and Option Awards are the aggregate grant date fair value of equity awards granted to the executive during the applicable fiscal year as determined pursuant to ASC 718. The assumptions used to calculate the value of these stock and option awards are set forth under Note 13 to the accompanying Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012. For the material terms of the stock awards and option awards, see the table below captioned “Outstanding Equity Awards at Fiscal Year End.”
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(2)	None of the Named Executive Officers participates in the Company’s pension plan.
(3)	Mr. Morgan served as interim President and Chief Executive Officer from January 28, 2011 until October 17, 2011, at which time he was appointed to that position. During the time Mr. Morgan served on an interim basis, he received an annual salary of $450,000 and benefits as provided to other employees of the Company. The terms of his employment agreement with the Company entered into in October 2011 are described below. Prior to his October 2011 appointment, Mr. Morgan was compensated for his services as a director of the Company. The amount reported in the “Stock Awards” column for Fiscal 2011 for Mr. Morgan reflects the grant date fair value of an award of 20,000 restricted shares he received as a member of the Board in August 2011, as well as an award of 342,857 restricted shares he received in November 2011 in connection with his appointment as President and Chief Executive Officer. The amount reported in the “All Other Compensation” column reflects $41,107 for fees while serving as a member of the Board, as well as $88,555 for travel and living expenses incurred while serving as interim President and Chief Executive Officer and $6,750 for an automobile allowance.
(4)	Ms. Van Benten’s 2010 compensation is shown from her hire date of September 20, 2010. The amounts shown for Ms. Van Benten under column (d) reflects the cash signing bonus paid upon her acceptance of the position and the cash bonus paid to her pursuant to the terms of her employment agreement with the Company. The amount reported in the “All Other Compensation” column for Ms. Van Benten for Fiscal 2011 represents amounts reimbursed by the Company for relocation expenses.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Mr. Morgan. On November 7, 2011, the Company entered into an Employment Agreement (the “Agreement”) with Steven R. Morgan. The Agreement was effective as of October 17, 2011 and has a 3 year initial term, extended automatically for successive additional one-year periods unless either party were to elect not to extend the Agreement. During the term of the Agreement, Mr. Morgan will receive an annual base salary of $600,000, subject to increase (but not decrease) at the discretion of the Board of Directors, an automobile allowance of $750 per month, and benefits as provided to other employees of the Company, such as medical and life insurance. The Agreement also provides for Mr. Morgan to receive an immediate grant of 342,857 shares of restricted stock, which shall be subject to time vesting over three years (with full vesting on a Change in Control Event (as defined in the Agreement), and an additional grant of restricted shares (the number of which will be determined by dividing Mr. Morgan’s annual base salary by the average share price over a 20-trading day period ending October 17, 2011) to be awarded early in 2012 and subject to time-based and performance-based vesting. Mr. Morgan is also entitled under the Agreement to a relocation payment of $200,000 (which may be paid in cash or shares of restricted stock, at the Company’s option), provision of temporary housing and reimbursement for certain relocation costs specified in the Agreement. Mr. Morgan will also be entitled to payment of taxes incurred on a grossed-up basis for these relocation benefits.

Under the Agreement, a termination of Mr. Morgan’s employment will have the following effect on the compensation provided:

•	If employment is terminated by the Company for cause or by Mr. Morgan other than for good reason, salary, benefits, and vesting of stock awards would cease at the date of termination;

•	if employment is terminated by death or disability, compensation would be the same as provided above, except Mr. Morgan or his family will receive health insurance benefits for 18 months and stock awards granted pursuant to the Agreement shall vest immediately;

•	If employment is terminated by the Company without cause or by Mr. Morgan for good reason, Mr. Morgan will receive his annual salary for two years, a prorated bonus for the year of termination and health insurance benefits for eighteen months. In addition, stock awards granted pursuant to the Agreement shall vest immediately, and Mr. Morgan will be credited with two years’ vesting for all other stock awards; and

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•	If employment is terminated by the Company without cause or by Mr. Morgan for good reason during a Change in Control Period (as defined by the Agreement), Mr. Morgan would receive a lump sum payment, which is equal to two and one-half times his annual base salary and two and one-half times the average of cash incentive paid for the prior two year immediately prior to the year in which the change of control occurred. In addition, Mr. Morgan would receive health insurance benefits for eighteen months, his stock awards granted pursuant to the Agreement would vest immediately, and Mr. Morgan would be credited with two years’ vesting for all other stock awards

The Agreement also provides that Mr. Morgan will be entitled to a full gross-up for any excise taxes imposed under Section 4999 of the Internal Revenue Code on the benefits payable to him in connection with the change in control (unless a reduction in the amount of the benefits by not more than 10% will avoid the imputation of those taxes).

Mr. Driskell. The Company and Mr. Driskell entered into a letter agreement on January 29, 2008 that sets forth Mr. Driskell’s compensation and benefits.  Pursuant to the terms of such letter agreement, Mr. Driskell received an initial base salary of $190,000.

Ms. Van Benten. The Company and Ms. Van Benten entered into a letter agreement on September 11, 2010 that sets forth Ms. Van Benten’s compensation and benefits.  Pursuant to the terms of such letter agreement, Ms. Van Benten receives an initial base salary of $200,000.  The Company also granted Ms. Van Benten (i) 25,000 shares of restricted common stock of the Company that will vest annually over five years, (ii) options to purchase 50,000 shares of common stock that will vest over four years and (iii) options to purchase 17,720 shares of common stock under the Company’s Long Term Stock Plan that are subject to performance-based vesting.  Ms. Van Benten is also eligible to participate in the Company’s Short Term Incentive Plan, including a guaranteed payment for fiscal 2010.  As an inducement to join the Company, Ms. Van Benten was paid a $10,000 signing bonus. Ms. Van Benten is also entitled to reimbursement of certain relocation expenses as provided in the Company’s policies and for taxes incurred in connection with the reimbursement of such expenses.

The Company entered into substantially identical contingent change in control arrangements (the “Change in Control Agreements”) with Mr. Driskell and Ms. Van Benten (the “Executives”) that were effective April 1, 2011 and are continually in effect for a one year period. The Change in Control Agreement for Mr. Driskell provides that, if during one year following a change of control of the Company (as defined in the Change in Control Agreements) (a “Change in Control Termination”), the employment of the Executive is terminated by the employer other than for cause, disability, or death, or the Executive terminates employment for good reason (as defined in the Change in Control Agreements), the Executive will receive a lump sum payment equal to the sum of (i) his annual base salary through the termination date (to the extent not yet paid) and (ii) the sum of (a) 2.0x his annual base salary at the rate in effect when his employment was terminated or, if higher, at the highest rate in effect within 90 days preceding the change of control and (b) 2.0x the cash incentive paid or payable to Mr. Driskell for the prior year preceding the change of control. The Executive is also entitled to a continuation of family health and insurance benefits for eighteen months. Ms. Van Benten’s agreement provides that upon a Change in Control Termination, the Executive will receive a lump sum payment equal to the sum of (i) her annual base salary through the termination date (to the extent not yet paid) and (ii) the sum of (a) 1.5x her annual base salary at the rate in effect when employment was terminated or, if higher, at the highest rate in effect within 90 days preceding the change of control and (b) 1.5x the cash incentive paid or payable to the Executive for the prior year preceding the change of control. The Executive is also entitled to a continuation of family health and insurance benefits for eighteen months. The Change in Control Agreements also provide that if any tax under Section 4999 of the Internal Revenue Code, or any comparable provision is imposed on any payment made or benefit provided to the Executive, then the amount of such payment or benefit will be increased to the extent necessary to compensate the Executive fully for the imposition of such tax.

Outstanding options and restricted shares granted under the 2001 plan will generally become fully vested upon the occurrence of a change in control, and may be terminated in exchange for a cash payment upon the change of control.

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The Company maintains a defined-contribution plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees over the age of 21, after one-year of service, working more than 1,000 hours. Participating employees may defer a portion of their pretax earnings, up to the Internal Revenue Service annual contribution limit. The plan provides for a voluntary match of employee contributions of up to 2% and a discretionary contribution of 3%, by the Company. The Company suspended its voluntary match of employee contributions in March 2009 and chose not to make a discretionary contribution for 2010 or 2011.

22

The following table sets forth summary information concerning the outstanding equity awards as of Fiscal 2011 year end for the Named Executive Officers. Each of these awards was granted under the 2001 Plan. For additional information concerning the 2001 Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans” above.

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR END

		Option Awards							Stock Awards
Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable		Number Of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)		(i)	(j)	(k)

Steven R. Morgan	6/8/2010	—		—		—	—	—	25,000	(1)	$23,500	—	—
	8/4/2011	—		—		—	—	—	20,000	(2)	$18,800	—	—
	11/30/2011	—		—		—	—	—	342,857	(3)	$322,286	—	—

Robert W. Driskell	2/25/2008	18,750	(4)	6,250	(4)	—	$0.88	2/25/2018	10,000	(5)	$9,400	—	—
	8/7/2008	55,521	(6)	9,479	(6)	—	$1.58	8/7/2015	—		—	—	—
	4/16/2009	13,322		—		—	$0.65	4/16/2016	—		—	—	—
	6/2/2009	16,145	(6)	8,855	(6)	—	$1.15	6/2/2016	—		—	—	—
	6/2/2009	10,000		—		—	$1.15	6/2/2016	—		—	—	—

Susan Van Benten	9/20/2010	16,667	(6)	33,333	(6)	—	$1.45	9/20/2017	20,000	(7)	$18,800	—	—

(1)	Restricted stock award, remaining shares vest 50% on the second and third anniversary of the grant date.
(2)	Restricted stock award vests 50% on the first anniversary of the grant date and 25% on the second and third anniversary.
(3)	Restricted stock award vests 50% on the first anniversary of October 17th and 25% on the second and third anniversary of October 17th.
(4)	Stock options vest in equal installments on the first four anniversaries of the grant date, with a 10 year maximum term
(5)	Restricted stock award, remaining shares vest 50% on the fourth and fifth anniversary of the grant date.
(6)	Stock options vest 25% on the first anniversary of the grant date and monthly over the next 36 months, with a 7 year maximum term.
(7)	Restricted stock award, remaining shares vest 25% on the second, third, fourth and fifth anniversary of the grant date.
(8)	The dollar amounts shown in this column are determined by multiplying (x) the number of shares or units that have not vested by (y) $0.94 (the closing price of the Company’s common stock on the last trading day of Fiscal 2011.)

23

MATTERS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1 - ELECTION OF DIRECTORS

As required by the Company’s Bylaws, the Board of Directors has fixed the number of directors of the Company at five effective at the commencement of the Annual Meeting. We have four directors currently in office, and one vacancy that has not yet been filled. It is proposed that the following four nominees be elected to the Board of Directors to hold office until the annual meeting of stockholders in 2013 or until election and qualification of a successor: Sam P. Cortez, Steven R. Morgan, Steven D. Scheiwe and Neil S. Subin. The shares represented by proxies will be voted for the election of the nominees named above, but if a nominee should be unable to serve, those shares will be voted for such replacement as the Board may designate. The Company has no reason to expect that any of the nominees will be unable to serve. Although fewer nominees are named than the number fixed by the Bylaws, proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends a vote FOR the election of the nominees named above to serve until 2013.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved the retention of Burr Pilger Mayer, Inc. (“BPM”) as our independent auditors for the Company’s fiscal year ending February 2, 2013, which will be their seventh year as the Company’s independent auditors. Although stockholder ratification of the Company’s independent auditors is not required by our Charter, Bylaws, Delaware law or otherwise, in the interest of sound corporate governance and in order to permit our stockholders to participate in this important corporate decision, we are submitting the selection of BPM to our stockholders for ratification. If not ratified, the Audit Committee will reconsider its selection, although it will not be required to select different independent auditors for the Company. We do not anticipate representatives of BPM being present at the Annual Meeting.

The Board of Directors recommends a vote FOR the ratification of the selection of Burr Pilger Mayer, Inc. as the Company’s independent auditors.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

If a stockholder desires to present a proposal at next year’s annual meeting of stockholders and to have that proposal included in the proxy statement and proxy for that meeting, that proposal must be received by the Company at its principal executive offices a reasonable time before we begin to print and send proxy material in connection with such meeting. The Company’s Bylaws also establish a deadline with respect to discretionary voting for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. If a stockholder otherwise desires to nominate a candidate for election to the Board of Directors or properly bring other business before the 2013 annual meeting, such stockholder must submit a nomination notice or deliver notice setting forth information as to each matter such stockholder proposes to bring before the 2013 annual meeting in compliance with the Company’s Bylaws not less than 30 days prior to the 2013 annual meeting, which we currently anticipate will be held on or about June 13, 2013. As a result, such nomination notices for a stockholder’s proposal received by the Company after May 14, 2013 (the “Discretionary Vote Deadline”) will be considered untimely for the annual meeting of stockholders. If a stockholder gives notice of such proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board of Directors may recommend, which may include a vote against the stockholder proposal when and if the proposal is raised at the 2013 annual meeting.

24

NO INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, and that the information should be considered part of a particular filing. As provided in regulations promulgated by the SEC, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes the Company’s website address. This website address is intended to provide inactive, textual references only. The information on the Company’s website is not part of this proxy statement.

OTHER MATTERS

The Board is not aware that any matters not specified above will be presented at the meeting.

By order of the Board of Directors,

/s/ Robert W. Driskell
Robert W. Driskell
Executive Vice President, Chief Financial Officer and Secretary

PLEASE VOTE ON THE INTERNET OR BY SUBMITTING A SIGNED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED.

25

Hancock Fabrics, Inc.

VOTE BY INTERNET

QUICK * * * EASY * * * IMMEDIATE

 As a stockholder of Hancock Fabrics, Inc., you have the option of voting your shares electronically through the Internet eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on July 19, 2012.

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

 PROXY

1. To elect four members of the Board of Directors to hold office until the next Annual Stockholders’ Meeting or until their respective successors have been elected and qualified. A vote FOR nominees is recommended by the Board of Directors.

NOMINEES:	FOR	AGAINST	ABSTAIN
(01) Sam P. Cortez	☐	☐	☐
(02) Steven R. Morgan	☐	☐	☐
(03) Steven D. Scheiwe	☐	☐	☐
(04) Neil S. Subin	☐	☐	☐

Please mark your votes like this	☒

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of the accounting firm Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2013. A vote FOR the independent auditors is recommended by the Board of Directors.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

In their discretion the proxies are authorized and empowered to vote upon other matters that may properly come before the Annual Meeting and all continuations, adjournments or postponements thereof, including, if submitted to a vote of the stockholders, a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2012.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held July 20, 2012

The Proxy Statement and our Annual Report for the year ended January 28, 2012 are available at:
http://www.cstproxy.com/hancockfabrics/2012

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HANCOCK FABRICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 20, 2012

The undersigned acknowledges receipt of the Notice and Proxy Statement dated May 29, 2012 and hereby appoints Robert W. Driskell and Larry D. Fair and each of them, with full power of substitution, the proxies of the undersigned to represent and vote the shares of the undersigned as indicated on this card at the Annual Meeting of Stockholders of Hancock Fabrics, Inc., a Delaware Corporation (the “Company”), be held at the Company’s headquarters at One Fashion Way, Baldwyn, Mississippi on Friday, July 20, 2012 at 3:00 p.m. CST and at any adjournment thereof.

This proxy is solicited by the Board of Directors. It will be voted in accordance with the specifications indicated. Unless otherwise indicated, this proxy will be voted FOR the election of all nominees listed and FOR ratification of the appointment of Burr Pilger Mayer, Inc. as Hancock’s independent auditors for the fiscal year ending February 3, 2013.

The Board of Directors has fixed the close of business on May 25, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such stockholders will be available for inspection at the principal office of the Company at least 10 days before the date of the Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)